Exhibit 99.3

 CORPORATE OVERVIEW  Frank Bedu-Addo Ph.D. President & CEO  MAY 2021

 2  Forward-Looking Statements  This presentation contains forward-looking statements about PDS Biotechnology Corporation (“PDSB”), and its businesses, business prospects, strategies and plans, including but not limited to statements regarding anticipated pre-clinical and clinical drug development activities and timelines and market opportunities. All statements other than statements of historical facts included in this presentation are forward-looking statements. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those anticipated.Factors that may cause actual results to differ materially from such forward-looking statements include those identified under the caption “Risk Factors” in the documents filed with the Securities and Exchange Commission from time to time, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable law or regulation, PDSB undertakes no obligation to update the forward-looking statements included in this presentation to reflect subsequent events or circumstances.

   3    PDS Biotech’s Versamune®-based immunotherapies promote a powerful in vivo tumor-specific CD8+ killer T-cell response  Generate a strong CD8+ T-cell memory response resulting in long-lasting efficacy  Are versatile and shown to be effective on their own or in combination with other drugs to improve their efficacy  Generate potency without systemic side effects    The most significant barrier to effective immunotherapy has been their inability to promote adequate CD8+ killer T-cell responses in vivo resulting in diminished efficacy  Versamune®-based therapies also:

PDS Biotech is a clinical stage biotechnology company developing a pipeline of immunotherapies based on the proprietary Versamune® platform

CORPORATE OVERVIEW

- Biopharma developing novel cancer treatment candidates and T-cell-activating vaccine candidates for infectious diseases
- **Three** phase 2 oncology clinical trials in progress to initial data releases in 2021
- Clinical partnerships with Merck, MD Anderson and National Cancer Institute
- ~15 employees with headquarters in Florham Park, NJ
- Debt free with approximately **$25.0M in cash** as of 3/31/21

VERSAMUNE® PLATFORM

- NCI-initiated phase 2 HPV-cancer trial surpassed initial efficacy requirement prompting expansion to full enrollment
- Novel COVID-19 vaccine candidate being developed in Brazil with consortium partners
- MCTI, Brazil to fund COVID-19 vaccine manufacturing scale up and clinical trials
- Pre-clinical studies demonstrated potential to work with a wide array of oncogenes and viral antigens
- Multiple composition and application patents valid through mid-2030s

PDS Biotechnology Nasdaq: PDSB 4

 PDS Biotech’s robust Versamune®-based pipeline is being developed in partnership with the leaders in immuno-oncology and infectious disease  5  Reference: Data on file.  *  *Consortium of PDS Biotech, Farmacore and Blanver. Funding provided by The Ministry of Science, Technology and Innovation of Brazil (MCTI)

PDS Biotech executive team has demonstrated success in the development and commercialization of leading pharmaceutical products

Frank Bedu-Addo, PhD
Chief Executive Officer

- Senior executive experience with management of strategy and execution at both large pharma and biotechs
- Notable drug development:
  Abelcet® (Liposome Company/ Elan)
  PEG-Intron® (Schering-Plough/ Merck)

Seth Van Voorhees, PhD
Chief Financial Officer

- Senior executive experience with over 20 years of experience in high tech companies
- In-depth experience with M&A transactions, capital markets, business development and investor relations

Lauren V. Wood, MD
Chief Medical Officer

- >30 years of translational clinical research experience
- Former Director of Clinical Research at National Cancer Institute Center for Cancer Research (Cancer Vaccine Branch)

Gregory Conn, PhD
Chief Scientific Officer

- Co-founder
- >35 years of drug development experience
- In-depth experience with biotech drug discovery, product development and manufacturing

PDS Biotechnology Nasdaq: PDSB 6

 Introduction to the Versamune® Platform

Versamune® is designed to induce a robust and targeted anti-tumor response *in vivo* when administered with a tumor-associated antigen


INJECTION SITE
LYMPH NODE
TUMOR SITE
Versamune® + Tumor-associated proteins (antigens)
Dendritic cell
Tumour antigen
MHC class I
TCR
CD8+ killer T-cell
Type I IFNs
MHC class II
TCR
CD4+ helper T-cell
Activated CD8+ killer T-cell
IL-2
IFNγ
TNF
Activated CD4+ helper T-cell
Granzyme-b
IFNγ
Tumor cells destroyed

Promotes uptake of vaccine or immunotherapy and entry into lymph nodes

Promotes antigen processing and presentation to T-cells via MHC I and II pathways

Activates Type I Interferon pathway, enabling a powerful anti-tumor killer CD8+ T-cell response

PDS Biotechnology Nasdaq: PDSB

Reference: Gandhapudi SK, et al. 2019. Antigen priming with enantiospecific cationic lipid nanoparticles induces potent antitumor CTL responses through novel induction of a Type I IFN response. J Immunol. 202 (12): 3524-3536.Smalley Rumfield C et al.. 2020. Immunomodulation to enhance the efficacy of an HPV therapeutic vaccine. J. for ImmunoTherapy of Cancer 8:e000612.

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 Greater quantity and quality of Versamune®-induced killer T-cells may result in unique ability to eradicate HPV-positive tumors after a single dose  9  Induced a >10-fold number of highly potent T-cells and eradication of HPV-positive tumors after a single dose in preclinical studies  Single treatment dose  Results typical of current topclinical-stage HPV cancer vaccines  Tumor rechallenge at Day 60; complete and sustained cure of cancer      *Adjuvant = cytokine GMCSFReferences: J. Immunology, 2019 (202), 1215; Studies in TC-1 tumor model with other immunotherapies reported in: Vaccine 2009, January 14, 27 (3): 431; Science Translational Medicine 2016, 13 April, Vol 8 Issue 334; Vaccine 2009, September 25, 27 (42): 5906.  (PDS0101)

 PDS0101 Phase 2 Clinical Development

Clinical strategy: Develop PDS0101 in combination with established therapies for rapid proof-of-concept and risk mitigation

Combinations of PDS0101 with FDA-approved standard of care

- ***First line treatment of recurrent/metastatic HPV-positive head and neck cancer***
  - Combination with Keytruda®
- ***Treatment of advanced localized cervical cancer***
  - Combination with chemoradiotherapy

Novel combinations of PDS0101 with promising, investigational immunotherapeutic agents

- ***Treatment of advanced HPV-associated cancers*** *(anal, cervical, vaginal, head and neck etc.)*
  - Triple combination with Bintrafusp-alpha (bi-functional checkpoint inhibitor - M7824) and M9241 (antibody conjugated immuno-cytokine)

PDS Biotechnology Nasdaq: PDSB 11

Phase 2 investigator-led clinical trial evaluating the combination of PDS0101, M7824 and NHS-IL12 in advanced HPV-associated cancer

Indication	Patients with advanced HPV-associated cancer who have failed prior treatment
Clinical Agents	**Bintrafusp alfa (M7824):** Bifunctional "trap" fusion protein **M9241 (NHS-IL12):** Antibody-conjugated immuno-cytokine **PDS0101:** Versamune®-based immunotherapy generating HPV-specific CD8+ T-cells
Study goals	Group 1: Objective response rate (ORR) in checkpoint inhibitor (CPI) naïve patients Group 2: ORR in patients who have failed checkpoint inhibitor therapy (CPI refractory)
Timing	**Full enrollment of 45 patients triggered following achievement of objective response in ≥ 3 checkpoint inhibitor naive patients** **Trial completion expected in Q1 2022**
Trial Sponsor	NIH NATIONAL CANCER INSTITUTE

The objective of this trial is to confirm that PDS0101 enhances the therapeutic benefit of M7824 & NHS IL-12 and may lead to expanded evaluation in several cancers with PDS0102-0104

PDS Biotechnology Nasdaq: PDSB 12

In a preclinical model, PDS0101 demonstrated enhanced ability to train tumor-specific T-cells to be effective in infiltrating and killing tumors

Combination of PDS0101 with M9241 or Bintrafusp alfa (M7824) generated superior targeted T-cell response; triple combination demonstrated superior efficacy



Bintrafusp alfa (bi-functional checkpoint inhibitor)
+ M9241 (immuno-cytokine (NHS-IL12))

Tumor Regression: **8/16 (50%)**
T-cell Clones: **18**



100 µm

PDS0101 + Bintrafusp alfa + M9241

Tumor Regression: **13/17 (76%)**
T-cell Clones: **3**

T-cell clones per 25% of TCR repertoire (Average)

Red – CD8+ (killer) T-cells
Green – CD4 + (helper) T-cells

PDS Biotechnology Nasdaq: PDSB

*Reference: Smalley Rumfield C, Pellom ST, Morillon II YM, et al; Journal for ImmunoTherapy of Cancer 2020; 8:e000612. doi: 10.1136/jitc-2020-000612

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PDS0101 Phase 1 clinical trial: Powerful CD8+ T-cell response resulted in regression of CIN cervical lesions & supported continued clinical studies

Monotherapy overcomes key limitation of immuno-oncology: > 20-fold increase in circulating dual INF-γ & Granzyme-b inducing killer T-cells vs. pre-treatment at day 14 led to rapid clearance of lesions*



# of Antigen-Recognizing T-Cells
1200
1000
800
600
400
200
0
Pre-treatment baseline
Versamune® + HPV16 Antigen (PDS0101)
Granzyme-b
Interferon-γ



CIN lesion regression at 1-3 months
Non responders
20%
20%
60%
Partial regression (cytology only)
Complete lesion regression

Most patients infected with multiple strains of HPV

Phase 1 trial results showed no serious or dose-limiting toxicities of PDS0101 monotherapy

PDS Biotechnology Nasdaq: PDSB

* When treated with selected human clinical trial dosage (1mg and 3mg Versamune®)

References: L. Wood et al. A Novel Enantio-Specific Cationic Lipid R-DOTAP + HPV16 E6 & E7 Antigens Induces Potent Antigen-Specific CD8+ T Cell Responses In-Vivo in Subjects with CIN and High-Risk Human Papillomavirus Infection. Nov 8, 2019. SITC. Presentation O17.

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   Triple combination of PDS0101, Binstrafusp alfa and M9241 works synergistically to induce targeted T-cells to attack and infiltrate the tumor  15  Bintrafusp alfa exposes the tumor to attack and M9241 issues a signal calling T-cells to the tumor  Reference: Smalley Rumfield C, Pellom ST, Morillon II YM, et al; Journal for ImmunoTherapy of Cancer 2020; 8:e000612. doi: 10.1136/jitc-2020-000612      BINTRAFUSP ALFA  M9241                        PDS0101 induces a powerful, HPV16-targeted CD8+ and CD4+ T-cell response  PDS0101  Activated CD8+ killer T-cell  Activated CD4+ helper T-cell  The triple combination works in synergy to prompt targeted T-cells to infiltrate and destroy the tumor  TUMOR DESTROYED

PDS0101 phase 2 triple combination trial: Evaluated potential for superior preclinical tumor regression in advanced HPV-related cancer

- Objective response rate is measured by RESCIST 1.1 and represents at least a 30% reduction in tumor size
- Advanced recurrent/refractory HPV-related cancer that is checkpoint inhibitor naïve:
  - Patients who fail chemotherapy and/or radiation progress to checkpoint inhibitor therapy
  - 12-24% ORR with standard of care checkpoint inhibitors
  - 30% ORR reported by experimental therapy Bintrafusp alfa is the highest reported to date
- Advanced recurrent/refractory HPV-related cancer that is checkpoint inhibitor refractory:
  - Few treatment options exist for these patients
  - 5-10% ORR reported with checkpoint inhibitors

The most critical limitation of immunotherapy is the inability to induce large numbers of powerful tumor-attacking CD8+ (killer) T-cells within the body, that can result in tumor reduction or elimination in a significant number of advanced cancer patients

PDS Biotechnology

Strauss J, et al. J Immunother Cancer. 2020 Dec;8(2):e001395

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Triple combination achieved 83% ORR among 6 HPV16-positive patients

Checkpoint inhibitor naïve patients (Relapsed or refractory advanced cancer)

	HPV16 positive subjects	Current Standard of Care (Checkpoint Inhibitors)
Number of subjects	6	
Number of objective responses (tumor reduction)	5	
Percentage of objective responses	**83%**	**12-24%**

- Tumor types represented in checkpoint inhibitor naïve study arm include anal, cervical, head and neck and vaginal

Preliminary results suggest PDS0101 induction of *in-vivo* tumor-attacking HPV16 killer (CD8+) T-cells may result in effective targeting of the HPV16-positive tumors resulting in disease reduction

* These numbers reflect data as of evaluation of 14 patients; numbers will change as more patients undergo evaluation

PDS Biotechnology Nasdaq: PDSB

Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.

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Triple combination achieved 63% ORR among 8 HPV16-positive checkpoint inhibitor refractory patients

Checkpoint inhibitor refractory patients

	HPV16 positive subjects	Current Standard of Care
Number of subjects	8	
Number of objective responses (tumor reduction)	5	
Percentage of objective responses	**63%**	**5-12%**

- Tumor types represented in checkpoint inhibitor naïve study arm include anal, cervical, head and neck and vulvar

Preliminary results suggest the triple combination may provide superior efficacy over checkpoint inhibitor monotherapy, even in immunologically limited patients

* These numbers reflect data as of evaluation of 14 patients; numbers will change as more patients undergo evaluation

PDS Biotechnology Nasdaq: PDSB

Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.

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 19  PDS Biotech-sponsored phase 2 trial evaluating the combination of PDS0101 and KEYTRUDA for first-line treatment of HPV-associated metastatic/recurrent head and neck cancer   Indication  First line treatment of patients with HPV-associated head and neck cancer whose cancer has spread or returned  Clinical Agents  KEYTRUDA (Standard of Care): Anti-PD1 checkpoint inhibitor (ORR ~20%)PDS0101: Versamune®-based immunotherapy generating HPV-specific CD8+ and CD4+ T-cells  Study goals  Objective response rate (ORR) and overall survival (OS)  Timing  Preliminary data – Q4 2021/Q1 2022, ORR in first 20 patients (efficacy in 7 of 38 required to enroll all 96 patients)  Trial Partner    If achieved, confirmation that PDS0101 enhances the therapeutic benefit of checkpoint inhibitors could expand evaluation of Versamune®-based therapies in multiple cancer indications

A Phase 2, investigator-initiated clinical trial evaluating PDS0101 in combination with chemoradiation therapy in patients with advanced cervical cancer

Indication	Treatment of patients with locally advanced cervical cancer – Stages IB3-IVA
Clinical Agents	**Chemoradiotherapy (CRT – Standard of Care):** Cisplatin & radiation therapy **PDS0101:** Versamune®-based immunotherapy generating HPV-specific CD8+ and CD4+ T-cells
Study goals	Rate of regression in patients with primary tumor ≥5cm
Timing	Preliminary data – Q4 2021/Q1 2022 – Rate of complete response by PET-CT at 6 months and rate of tumor volume reduction by MRI at 30-40 days from start of treatment
Trial Sponsor	THE UNIVERSITY OF TEXAS MD Anderson Cancer Center

If successful, this study could support further investigation of Versamune®-based immunotherapies in combination with chemotherapy or CRT to treat multiple cancers

PDS Biotechnology Nasdaq: PDSB 20

 Studies are designed to demonstrate efficacy and broad applicability of PDS0101 and the Versamune® T-cell activating platform  21  Potential to enhance anti-cancer efficacy of various cancer treatments: Combinations with checkpoint inhibitors, chemotherapy and novel therapies may demonstrate Versamune®’s versatility.  Broad potential for additional partnerships: Successful phase 2 studies with PDS0101 and PDS0203 could enable a broad pipeline of Versamune®-based products containing various antigens.  Potential to treat all types of HPV-cancer: PDS0101 Phase 2 clinical studies address all types of HPV-associated cancers.  Potential applications beyond oncology: PDS0203 COVID-19 phase 1/2 trials may demonstrate protection and induce durable T-cell responses against conserved regions of mutating viruses.

 PDS0203 Phase 1/2 Clinical Development

Developing a Versamune®-based COVID-19 vaccine candidate with the goal of promoting CD8+ T-cell responses and neutralizing antibodies

Mt. Sinai data shows Versamune® promotes induction of neutralizing antibodies with lowest doses of SARS-CoV-2 antigen[1]



ID50
10^4
10^3
10^2
10^1
Limit of Detection
5µg
10µg
20µg
0.2µg + Versamune®
1µg + Versamune®
5µg + Versamune®
0.2µg + AddaVax
1µg + AddaVax
5µg + AddaVax
WT NDV 20µg

PDS Biotech preclinical data shows induction of SARS-CoV-2 specific CD8+ T-cells with Versamune®[2]



IFN-γ SFC/1x10^6 spleen cells
1200
1000
800
600
400
200
0
Spike S1
Full Spike
Versamune® +Spike S1
Versamune® +Full Spike

Preclinical studies show potentially powerful induction of long-lasting polyfunctional CD8+ and CD4+ anti-SARS-CoV-2 T-cells

PDS Biotechnology Nasdaq: PDSB

[1]Reference: Sun et al. 2020. Vaccines Volume 8, Issue 4
[2]Reference: Data on file

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Development of PDS0203, if successful, may offer potential advantages as a second generation COVID-19 vaccine

May be effective against multiple COVID-19 variants

Demonstrated induction of killer CD8+ and helper CD4+ T cells that can target **less variable regions** of the SARS-CoV-19 virus and may be effective against currently circulating variants.

May grant long-lasting immunity

Demonstrated induction of **long-lasting, virus-specific memory T-cells** necessary for longer term protection.

High potential for safety

PDS0203 is a subunit vaccine, and does not require the use of attenuated viruses, traditional adjuvants, DNA or RNA. Versamune®-based vaccines have shown **no serious or dose limiting reactions**.

PDS Biotechnology Nasdaq: PDSB 24

 Looking Forward

PDS0101 is designed to treat cancers caused by human papillomavirus (HPV)

US annual HPV-associated cancer incidence[1]


Females (24,391)
Males (18,280)
Vagina
846
Oropharynx
3,412
Vulva
3,934
Anus*
4,333
Cervix
11,866
3%
14%
16%
18%
49%
Penis
1,269
Anus*
2,197
Oropharynx
14,814
7%
12%
81%

- Approximately **43,000 patients** are diagnosed with HPV-associated cancers annually in the US
- **Incidence rate is growing** despite increased use of HPV preventative vaccines
- **Significant unmet medical need** across the spectrum of HPV-associated cancer
- Existing immunotherapies cost **$120,000+ annually** per patient[2]

PDS Biotechnology Nasdaq: PDSB

[1]Markowitz et al. 2016. Centers for Disease Control and Prevention. 2018.
[2]Hernandez et al. 2018. American Journal of Managed Care Volume 24, Issue 2; Company Research

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PDS0203, if development is successful, could offer another option to address the COVID-19 global health crisis

- Consortium has **received a commitment of up to ~US$60 million from MCTI, Brazil to support phase 1-3 clinical development and manufacturing scale-up**
- Phase 1/2 study anticipated to start in **Q2/Q3 of 2021** pending approval from Anvisa, Brazilian regulatory agency
- Pending results and regulatory procedures, PDS0203 could be commercially available in Brazil in **2023**
- Initial target market – Latin America ~ **650 million people** (Brazil ~213 million people)[1]
- Based on public information, COVID-19 vaccine prices range from **$20-74 for a two-dose regimen**[2]

PDS Biotechnology Nasdaq: PDSB

[1]The World Population Review. 2021.
[2]Comparing COVID-19 Vaccines: Timelines, Types and Prices, BioSpace, 2/8/21; Company Research

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Projected milestones through 2022*



PDS Biotech Funded Clinical Trials
Partner Co-Funded Clinical Trials
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
PDS0101
Preliminary efficacy Data from advanced HPV-associated cancer trial (NCI)
Interim Data from HPV-associated Cancer trial (NCI) expected
Preliminary Data from ImmunoCerv combo trial (MD Anderson) expected
Potential interim data from VERSATILE-002 (Keytruda combo)
Completion of HPV-associated cancer trial (NCI)
PDS0203**
Initiation of Phase 1/2 COVID clinical trial of PDS0203
Initiation of Phase 3 COVID clinical trial of PDS0203
Efficacy data from Phase 3 COVID clinical trial of PDS0203

PDS Biotechnology Nasdaq: PDSB

*Based on current enrollment and forecast modeling as of April 2021. Subject to change.
**Consortium funding provided by MCTI, Brazil

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Versamune® has demonstrated the potential for immunological compatibility with a wide array of tumor and pathogenic antigens

- We believe that Versamune®'s unique flexibility means it may work well with a wide range of identified tumor and infectious disease antigens
  - Today, **4 tumor antigens** are being utilized with the Versamune® platform, more than **75 tumor antigens** have been identified in oncology
  - Today, **3 infectious disease antigens** are being developed with the Versamune® platform, more than **12 infectious disease antigens** have been identified as potential targets
- Proof of concept data from ongoing clinical trials could trigger development activities for Versamune®-based products through partnerships and licensing

PDS Biotechnology Nasdaq: PDSB

Reference: Clin Cancer Res. 2009 Sep 1;15(17):5323-37. doi: 10.1158/1078-0432.CCR-09-0737

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Rapid commercialization strategy

Potential Advantages and Differentiators

- ***Promising early data in both oncology and infectious disease:*** Early clinical data and preclinical data suggest potential efficacy, safety and versatility of the Versamune® platform
- ***Near-term milestones:*** PDS0101 preliminary efficacy data anticipated in Q2 2021 and PDS0203 safety and immunogenicity data projected in Q4 2021/Q1 2022
- ***Validation of approach***: All three on-going phase 2 clinical trials supported and partnered with leading and top-tier institutions in the field of cancer and immuno-oncology
- ***Commercialization path:*** Anticipated commercialization of PDS0203 in Brazil in 2023 and clinical studies demonstrating enhancement of FDA-approved anti-cancer products may offer potential for expedited programs
- ***Rapid adoption strategy:*** Evaluation of PDS0101 in combination with standard of care in multiple HPV-associated cancers

PDS Biotechnology Nasdaq: PDSB 30